Celanese 3Q 2005 Earnings
NYSE:  CE

Conference Call/Webcast
Monday, November 7, 2005   12 p.m. CT

Dave Weidman, CEO
John J. Gallagher III, CFO

Third Quarter Earnings

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 This release reflects three performance measures, net debt, adjusted EBITDA, and diluted adjusted earnings per share as non-U.S. GAAP measures.  The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for net debt is total debt; for adjusted EBITDA is net earnings (loss); for diluted adjusted earnings per share is net earnings (loss); and, for adjusted basic earnings per share is income available to common shareholders.  For a reconciliation of these non-U.S. GAAP measures to U.S. GAAP figures, see the accompanying schedules to this release.

Forward Looking Statements, Reconciliation and Use of Non-GAAP Measures
to U.S. GAAP

 Adjusted EBITDA, a measure used by management to measure performance, is defined as earnings (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization, and further adjusted for certain cash and non-cash charges.  Our management believes adjusted
EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results.  Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.  Because not all companies use identical calculations, this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.  Additionally, adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.  Net debt is defined as total debt less cash and cash equivalents.  Our management uses
net debt to evaluate the Company's capital structure.   Diluted adjusted net earnings per share is defined as income available to common shareholders plus preferred dividends, adjusted for special and one-time expenses and divided by the number of basic common  and diluted preferred shares outstanding as of
September 30, 2005.   We believe that the presentation of all of the non-U.S. GAAP information provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance.  This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

This presentation may contain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words
“estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-
looking statements.  All forward-looking statements are based upon current expectations and beliefs and various assumptions.  There can be no assurance that the
Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.
Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.  For a discussion of some of the factors, we recommend that you  review the Company’s Annual Report  on Form 10-K at the SEC’s website at
www.sec.gov.  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-
looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

2

Dave Weidman

President and Chief Executive Officer

3

Expansion of operating profit despite rising raw material and energy costs

Higher pricing on strong demand and high capacity utilization in
Chemical Products

Includes Acetex and Vinamul acquisition to strengthen core businesses

Net Sales

Operating Profit

Adjusted Diluted EPS

Dividends from Equity & Cost Investments

Adjusted EBITDA

$1,536 up 21%

$92 up 268%

$0.49

$47 up 50%

$253 up 16%

3rd Qtr 2005

(in $millions)

Strong Underlying Business Results

4

Recent Business Achievements

Completed acquisition of Acetex and redeemed existing
Acetex senior notes primarily with cash

Transitioned to purchasing full requirement of methanol for
Gulf Coast from Southern Chemical Corporation

Increased ownership in Celanese AG to approximately 98%
as of October 27

Signed letter of intent to divest Ticona’s COC business to a venture between Daicel and Polyplastics

Completed sale of Rock Hill, SC facility as part of Acetate
Products restructuring plan

5

John J. Gallagher III

Executive Vice President and Chief Financial Officer

6

Financial Highlights

in $ millions (except per share data)

3rd Qtr 2005                   3rd Qtr 2004

Net Sales

1,536                              1,265

SG&A

(144)                               (153)

Operating Profit

92                                   25

Net Earnings (Loss)

45                                 (71)

Basic EPS

0.26                                 n.m.

Special Items

        Special charges

(24)                                 (59)

        Purchasing Accounting Inventory Adjustment

15                                     -

Adjusted Diluted EPS

0.49*                                n.m.

Adjusted EBITDA

253                                  218

* Based on diluted shares of 171.9 million as of Sept. 30, 2005

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Chemicals Products

Third Quarter:

Earnings increase on high utilization, continued favorable industry dynamics

Pricing more than offset higher raw material costs in basic businesses; margin compression in downstream businesses

Increased dividends from our Saudi cost investment - IBN Sina

Includes Acetex and Vinamul results

Outlook:

Continued emphasis on margin optimization

Temporary softness in Asia with planned additional capacity

Longer-term outlook remains positive

Net Sales

Segment Earnings(1)

$1,100 up 31%

$134 up 34%

3rd Qtr 2005

(in $millions)

(1) –Earnings from continuing operations before tax and minority interests

Strong integrated chain of acetyl products

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Ticona

Third Quarter:

Successfully implemented price increases – helped offset higher raw material and energy costs

Lower POM sales, primarily  due to weakness in European automotive sector and reduced sales to lower-end applications

Outlook:

Price and volume improvement versus weak Q4 2004 environment

Continued benefit from cost improvement efforts

High energy and raw material costs expected in quarter

Net Sales

Segment Earnings(1)

$212 - flat

$34 up 17%

(in $millions)

(1) –Earnings from continuing operations before tax and minority interests

Focus on increased growth through innovation

3rd Qtr 2005

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Acetate

Sales decline consistent with restructuring strategy – exit of filament and shutdown of
Canadian tow plant; flake volume increased on sales to China

China venture expansions moving forward

Acetate/Performance Products Summaries

Net Sales

Segment Earnings(1)

$163 down 7%

$4 up from ($39)

(in $millions)

(1)

–Earnings from continuing operations before tax and minority interests

Performance Products

Stable earnings on strong sweetener demand

Pricing declines consistent with strategy on sales to large-volume customers

Attractive, cash generating businesses

Net Sales

Segment Earnings(1)

$46 down 2%

$10 down 1%

(in $millions)

3rd Qtr 2005

3rd Qtr 2005

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Celanese

Income statement impact ($ millions)
60
50
40
30
20
10
0
18
25
34
10
29
19
54
6
7
17
9
14
7
33
12
18
17
1
15
12
21
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
Equity Earnings
Dividends - Cost Investments

Cash Flow Impact ($ millions)
60
50
40
30
20
10
0
22
13
31
11
50
17
47
6
7
17
9
14
7
33
15
6
14
2
36
10
14
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
Other Distributions - Equity Investments
Dividends - Cost Investments
Dividends - Equity Investments

Equity and Cost Investments Play Key Role in Strategy

Significant Contribution from Equity
and Cost Investments

2004 Full Year dividends = $77 million

2005 expected to be > $130 million

Income Statement

Cash Flow

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Capitalization

Cash

Senior Credit Term Loan

Senior Credit Revolver

Floating Rate Term Loan

Total Senior Debt

    Senior Sub Notes ($)

Senior Sub Notes (€*)

Other Debt

Total Cash Pay Debt

    Discount Notes Series A

Discount Notes Series B

Total Debt

    Shareholders' Equity

Total Capitalization

Net Debt (Total Debt Less Cash)

                            838

                            624

                                     -

                            350

                            974

                      1,231

                            272

                            383

                      2,860

                            103

                            424

                      3,387

                         (112)

                      3,275

            2,549

December 31,
2004

June 30,
2005

(in $millions)

                          401

                     1,719

                              35

                                   -

                     1,754

                          800

                          157

                          415

                     3,127

                              72

                          298

                     3,496

                              59

                     3,556

           3,095

September 30,
2005

                          959

                     1,725

                                   -

                                   -

                     1,725

                          800

                          157

                          351

                     3,033

                              70

                          290

                     3,393

                          126

                     3,519

           2,434

* Translated at 1.2042 - effective date Sept. 30, 2005

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Combined Business Outlook

Adjusted EPS to increase to $1.95 to $2.05 – up from previous guidance of $1.90 to $2.00 per share

Includes positive impact of 98% ownership of Celanese AG shares

Full Year 2005

Adjusted EBITDA

Full year adjusted EBITDA expected to increase to $1,060 to $1,090 million

Typical seasonality in second half of year (55%/45%) and expected impact of acetyl capacity expansions

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